Exhibit 99.2

FYQ4 2010 Investor Call February 18, 2011 Bill Lucia, CEO Walter Hosp, CFO

2 Discussion Outline FYQ4 2010 Financial Performance Strategic Progress Reform Activity 2011-2014 Q&A

3 Consolidated Statements of Income ($ in thousands)

Consolidated Statements of Income ($ in thousands) 4

5 Condensed Balance Sheets ($ in thousands)

6 Condensed Statements of Cash Flow ($ in thousands)

Guidance Guidance 7

Strategic Progress Continued execution on multi-year plan Successful diversification through product development and acquisition Continued new sales across all products, all markets Well-positioned for 2011-2012 8

9 9 Strategic Progress: State Government Medicaid Overpayment Recovery/RAC Indiana New Mexico Pennsylvania Tennessee Utah Other Colorado: Child Support Services Colorado State Employee Benefits Plan Maine State Employee Benefits plan North Carolina: Post-Payment Clinical Review Virginia: Third Party Liability

10 Strategic Progress: Federal Zone Program Integrity Contractors (ZPIC) Zone 1 (sub to Safeguard Services) Zone 2 (sub to AdvanceMed) CHAMPVA: Insurance Identification and Verification 10

Strategic Progress: Managed Care New Phoenix Health Plan, Advantage Health Care Missouri Care Plan, Aetna HealthPlus Prepaid Health Services Plan Expansions BlueCross Blue Shield of Tennessee Gateway Health Plan Health Net of California Healthfirst Health Plan Value Options Wellcare Health Plans 11

Reform Activity: 2011-2014 Early adoption Massachusetts Connecticut District of Columbia California Minnesota New Jersey Program integrity and compliance Medicaid RACs Benefit plan audits Focus on fraud, waste and abuse Exchanges Exchange planning grants Coordination of benefits required Right insurance home Eligibility verification required 12

13 Safe Harbor Statement This Press Release contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward- looking statements can be identified by words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes," "will," "target," "seeks," "forecast" and similar expressions. In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the development by competitors of new or superior services or products or the entry into the market of new competitors; all the risks inherent in the development, introduction, and implementation of new products and services; the loss of a major customer, customer dissatisfaction or early termination of customer contracts triggering significant costs or liabilities; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare environment, particularly as they relate to current healthcare reform initiatives; government regulatory, political and budgetary pressures that could affect the procurement practices and operations of healthcare organizations, reducing the demand for our services; and, our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse. A further description of risks, uncertainties, and other matters can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, a copy of which may be obtained from the Company's website at www.hms.com under the "Investor Relations" tab. Any forward-looking statements made by us in this Press Release speak only as of the date of this Press Release. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

14 NASDAQ: HMSY